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                              SECURITY AGREEMENT

     This Security Agreement (the "AGREEMENT") is dated as of December 12, 1997, by and among the parties executing this Agreement under the heading "Debtors" (such parties, together with any additional parties who execute and deliver to the Agent an agreement in the form attached hereto as Schedule D, being herein referred to collectively as the "DEBTORS" and individually a "DEBTOR"), each with its mailing address at 2001 Butterfield Road, Suite 1400, Downers Grove, Illinois 60515, and BANK OF MONTREAL ("BOM"), with its mailing address at 115 South LaSalle Street, Chicago, Illinois 60603, acting as agent hereunder for the Lenders hereinafter identified and defined (BOM acting as such agent and any successor or successors to BOM acting in such capacity being hereinafter referred to as the "AGENT");

                            PRELIMINARY STATEMENTS

     A. Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY"), Intersound, Inc., a Delaware corporation ("INTERSOUND"), (the Company and Intersound being hereinafter referred to collectively as the "BORROWERS" and individually as a "BORROWER"), Lexicon Music, Inc., a Delaware corporation ("LEXICON"), CGI Records, Inc., a Delaware corporation ("CGI"), River North Records, Inc., a Delaware corporation ("NORTH RECORDS"), Light Records, Inc., a Delaware corporation ("LIGHT"), The Recording Experience, Inc., a Delaware corporation ("EXPERIENCE"), Peg Publishing, Inc. a Delaware corporation ("PEG"), JustMike Music, Inc., a Delaware corporation ("JUSTMIKE"), Royce Publishing, Inc., a Delaware corporation ("ROYCE") (Lexicon, CGI, North Records, Light, Experience, Peg, JustMike and Royce being hereinafter referred to collectively as the "GUARANTORS" and individually as a "GUARANTOR"), BOM, individually and as agent, and certain lenders have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "CREDIT AGREEMENT"), pursuant to which BOM and other lenders from time to time party to the Credit Agreement (BOM and the other lenders which are now or from time to time hereafter become party to the Credit Agreement, together with any affiliates of such lenders to which is owed any Hedging Liability, being hereinafter referred to collectively as the "LENDERS" and individually as a "LENDER") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrowers.

     B. Pursuant to the Credit Agreement, the Guarantors guarantee all of the indebtedness, obligations, and liabilities of the Borrowers to the Agent and the Lenders under the Credit Agreement.

     C. The Borrowers, or any of them individually, may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement or their affiliates for the purpose of hedging or otherwise protecting the Borrowers, or any of them individually, against changes in

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interest rates on the Revolving Loans and the Term Loans (the liability of the Borrowers, or any of them individually, in respect of such agreements with such Lenders or their affiliates being hereinafter referred to as the "HEDGING LIABILITY").

     D. As a condition precedent to extending credit or otherwise making financial accommodations available to the Borrowers under the Credit Agreement, the Lenders have required, among other things, that each Debtor grant to the Agent for the benefit of the Lenders a lien on and security interest in certain personal property of such Debtor pursuant to this Agreement.

     E. The Company owns, directly or indirectly, all or substantially all of the equity interests in each Guarantor and the Company provides each Guarantor with financial, management, administrative, and technical support which enables such Guarantor to conduct its business in an orderly and efficient manner in the ordinary course.

     F. Each Guarantor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrowers.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; PROVIDED, HOWEVER, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

     SECTION 2. GRANT OF SECURITY INTEREST IN THE COLLATERAL; OBLIGATIONS SECURED. (a) Each Debtor hereby grants to the Agent for the benefit of the Lenders a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Lenders a continuing lien on and security interest in, and right of set-off against, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:

          (i) RECEIVABLES. Receivables, whether now owned or existing or hereafter created, acquired or arising, and however evidenced or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "RECEIVABLES" means and includes all accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, any right of such Debtor to payment for goods

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     sold or leased or for services rendered, whether arising out of the sale of Inventory (as hereinafter defined) or otherwise and whether or not earned by performance, and all other forms of obligations owing to such Debtor, and all of such Debtor's rights to any merchandise and other goods (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing);

          (ii) GENERAL INTANGIBLES. All general intangibles, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights, including, without limitation all patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade styles, trade names, copyrights, copyright registrations, copyright licenses and other licenses and similar intangibles and all customer, client and supplier lists (in whatever form maintained) and all rights in leases and other agreements relating to real or personal property, all causes of action and tax refunds of every kind and nature, all privileges, franchises, immunities, licenses, permits and similar intangibles, all rights to receive payments in connection with the termination of any pension plan or employee stock ownership plan or trust established for the benefit of employees of such Debtor and all other personal property (including things in action) not otherwise covered by this Agreement;

          (iii) INVENTORY. Inventory, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights and all documents of title at any time evidencing or representing any part thereof (the term "INVENTORY" means and includes all goods which are held for sale or lease or are to be furnished under contracts of service or consumed in such Debtor's business, and all goods which are raw materials, work-in-process, finished goods, materials and supplies of every kind and nature, in each case used or usable in connection with the acquisition, manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods, and any constituents or ingredients thereof, and all goods which are returned or repossessed goods) including, without limitation, Inventory consisting of records, albums and music videos;

          (iv) EQUIPMENT. Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "EQUIPMENT" means and includes all equipment, machinery, tools, trade fixtures, furniture, furnishings, office equipment and vehicles (including vehicles subject to a certificate of title law) and all other goods, in each case now or hereafter used or usable in connection with such Debtor's business, together with all parts, accessories and attachments relating to any of the foregoing), including, without limitation, Equipment consisting of recording equipment;

          (v) INVESTMENT PROPERTY. All Investment Property, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "INVESTMENT PROPERTY" means and includes all

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     investment property and any other securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts, including all substitutions and additions thereto, all dividends, distributions and sums distributable or payable from, upon, or in respect of such property, and all rights and privileges incident to such property);

          (vi) RECORDS AND CABINETS. Supporting evidence and documents relating to any of the above-described property, including without limitation, computer programs, disks, tapes and related electronic data processing media, rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

          (vii) DEPOSITS AND PROPERTY IN POSSESSION. All deposit accounts (whether general, special or otherwise) maintained with the Agent or any of the Lenders and all sums now or hereafter on deposit therein or payable thereon, and any and all other property or interests in property which now is or may from time to time hereafter come into the possession, custody or control of the Agent or any of the Lenders, or any agent or affiliate of the Agent or any of the Lenders, in any way and for any purpose (whether for safekeeping, custody, pledge, transmission, collection or otherwise);

          (viii) ACCESSIONS AND ADDITIONS. All accessions and additions to and substitutions and replacements of any of the foregoing, whether now existing or hereafter arising; and

          (ix) PROCEEDS AND PRODUCTS. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "COLLATERAL."

     (b) This Agreement is made and given to secure, and shall secure, the payment and performance of (i) (x) any and all indebtedness, obligations and liabilities of the Borrowers, or any of them individually, to the Agent, the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to the Credit Agreement or any promissory note of the Borrowers, or any of them individually, issued at any time under the Credit Agreement (including all notes issued in extension or renewal thereof or in substitution or replacement therefor), (y) any and all Hedging Liability of the Borrowers, or any of them individually, to the Lenders, or any of them individually, and
(z) any liability of the Guarantors, or any of them individually, arising out of the Credit Agreement, as well as for any and all other indebtedness, obligations and liabilities of the Debtors, or any of them individually, to the Agent, the Lenders, or any of them individually, evidenced by

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or otherwise arising out of or relating to this Agreement or any other Loan
Document, in each case, whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent, the Lenders, or any of them individually, in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "OBLIGATIONS"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor (other than the Borrowers, to which this limitation shall not apply) under this Agreement shall not exceed $1 less than the amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

     (c) Notwithstanding anything herein to the contrary, the lien of this Agreement on the Collateral shall be released as and to the extent required by Section 8.18 of the Credit Agreement.

     SECTION 3. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. Each Debtor hereby covenants and agrees with, and represents and warrants to the Agent and the Lenders that:

          (a) Such Debtor is duly organized and existing under the laws of the state of its organization, is the sole and lawful owner of its Collateral and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for; and the execution and delivery of this Agreement, and the observance and performance of any of the matters and things herein set forth, will not violate or contravene any provision of law or of the articles of incorporation, by-laws or operating agreement of such Debtor, as applicable, or of any indenture where such violation or contravention would have a Material Adverse Effect, loan agreement or other agreement of or affecting such Debtor or any of its properties, or result in the creation or imposition of any liens or encumbrance on any property of such Debtor.

          (b) The Collateral is in each Debtor's possession at the locations listed under Column 1 on Schedule A attached hereto. Each Debtor's respective chief executive office and chief place of business is listed opposite its name on Schedule A attached hereto and the Debtors have no other places of business other than those listed under Column 4 on Schedule A attached hereto. No Debtor will, without the Agent's prior written consent, remove its Collateral from the locations specified in the first sentence of this Section 3(b) other than temporarily in the normal course of business or to deliver the Collateral to any purchaser thereof in connection with any sale or other disposition of such Collateral expressly permitted by the Credit Agreement (provided that if for any reason Collateral is at any time kept or located at locations other than its present location or locations hereafter consented to by the Agent shall nevertheless

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     have and retain a security interest therein).  The aggregate value of all Debtors' Collateral located in the State of Tennessee shall not at any time exceed $5,000.

          (c) The Collateral and every part thereof is and will be free and clear of all security interests, liens (including, without limitation, mechanic's, laborer's and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary except for the security interest of the Agent, the Agent therein and as otherwise provided in the Credit Agreement (including without limitation, Permitted Liens), and each Debtor will warrant and defend its Collateral against any claims and demands of all persons at any time claiming the same or any interest therein adverse to the Agent or any Lender.

          (d) Each Debtor will pay promptly when due all taxes, assessments, and governmental charges and levies upon or against its Collateral in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings.

          (e) Each Debtor at its own cost and expense will maintain, keep and preserve its Collateral in good repair and condition and will not waste or destroy such Collateral or any part thereof except as expressly permitted by the Credit Agreement and will not be negligent in the care and use of any Collateral and will not use or permit to be used any Collateral in violation of any statute, ordinance or other governmental requirement. Each Debtor will perform its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Agent and the Lenders have no responsibility to perform such obligations.

          (f) Except for Permitted Liens or as expressly permitted by the Credit Agreement, and subject to Sections 5(a), 7(b) and 7(c) hereof, no Debtor will, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of its Collateral or any interest therein.

          (g) Each Debtor will insure its Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Agent may specify, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent and the Lenders as additional insureds therein) by insurers acceptable to the Agent. In case of any material loss, damage to or destruction of its Collateral or any part thereof, the appropriate Debtor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In the event any Debtor shall receive any proceeds of such insurance, such Debtor will immediately pay over such proceeds to the Agent. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof shall be applied to the reduction of the Obligations (whether or not then due); as and to the extent provided

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     in the Credit Agreement.  All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

          UNLESS THE DEBTORS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE DEBTORS' EXPENSE TO PROTECT THE AGENT'S INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY DEBTOR'S INTERESTS IN THE COLLATERAL. THE COVERAGE PURCHASED BY THE AGENT MAY NOT PAY ANY CLAIMS THAT ANY DEBTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST SUCH DEBTOR IN CONNECTION WITH THE COLLATERAL. THE DEBTORS MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE DEBTORS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE DEBTORS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT THE AGENT MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE OBLIGATIONS SECURED HEREBY. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE DEBTORS MAY BE ABLE TO OBTAIN ON THEIR OWN.

          (h) Each Debtor will at all times allow the Agent, any Lender or their respective representatives free access to and right of inspection of the Collateral. Each Debtor will, to the extent it is within its power so to do, authorize and instruct all bailees and other parties at any time holding, storing, shipping or transferring all or any part of such Debtor's Collateral to permit the Agent, any Lender or their respective or its designees to examine and inspect any of such Collateral then in such party's possession and to verify from such party's own books and records any information concerning such Collateral or any part thereof which the Agent or such Lender may seek to verify. As to any premises not owned by any of the Debtors wherein any of the Collateral is located, if any, the appropriate Debtor shall, unless the Agent requests otherwise, cause each Person having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent or its designee and otherwise in form and substance acceptable to the Agent; PROVIDED, HOWEVER, that if and so long as no Event of Default has occurred and is continuing, no such agreement need be obtained for (i) locations owned or leased by Polygram or (ii) leased locations where inventory for all the Debtors aggregating at all such locations (all such locations taken together) of not more than $500,000 in value is located in the ordinary course of a Borrower's business for delivery to purchasers thereof.

          (i) Each Debtor agrees from time to time to deliver to the Agent and any Lender such evidence of the existence and identity of such Debtor's Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all

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     merchandise and other goods sold or leased or services rendered, together with such Debtor's warranty of the genuineness thereof, and reports stating the book value of Inventory and Equipment by major category and location), as the Agent or such Lender may request. Each Debtor will promptly notify the Agent and each Lender of any Collateral which such Debtor has determined to have been rendered obsolete, stating the prior book value of such Collateral, its type and location.

          (j) Each Debtor will comply with the terms and conditions of any leases, easements, right-of-way agreements or other agreements covering the premises wherein its Collateral is located and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon for which any such non-compliance would have a Material Adverse Effect.

          (k) On failure of any Debtor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may deem advisable in the performance thereof, including without limitation the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Debtors immediately without notice or demand, shall constitute so much additional Obligations hereby secured and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 3% to the Domestic Rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Agent on behalf of any Debtor and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether the relevant Debtor is required to perform same under the terms of this Agreement. The Agent is authorized to charge any depository account of any Debtor maintained with the Agent for the amount of such sums and amounts so expended.

          (l) Each Debtor warrants that such Debtor has not transacted business, and does not transact business, under any trade names except as set forth on Schedule B. Each Debtor agrees that it will not change its name or transact business under any trade names without first giving the Agent 30 days' prior written notice of its intent to do so.

          (m) Each Debtor agrees to execute and deliver to the Agent such further agreements and assignments or other instruments and to do all such other things as the Agent may deem necessary or appropriate to assure the Agent its security interest hereunder, including such financing statement or statements or amendments thereof or supplements thereto or other instruments as the Agent or the Required Lenders may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "CODE"). Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to any Debtor wherever the Agent in its sole discretion desires to file the same. In the event for any reason the law of any other jurisdiction than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction to at least the same extent as such security interests would be protected under the Code. If any Collateral is in the possession or control of any Debtor's agents or processors and unless the Agent requests otherwise, such Debtor agrees to notify such agents or processors in writing of the Agent's security interests therein, and upon the Agent's request instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. The Debtors agree to mark their books and records to reflect the security interests of the Agent in the Collateral.

     SECTION 4. SPECIAL PROVISIONS RE: RECEIVABLES. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of such Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Receivable constituting an Eligible Account; that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable is valid and subsisting and, if such Receivable is an account, arises out of a bona fide sale of goods sold and delivered (or intellectual property licensed) by such Debtor to, or in the process of being delivered (or, in the case of intellectual property, licensed) to, or out of and for services theretofore actually rendered by such Debtor to, the account debtor named therein; that no such Receivable is evidenced by any instrument or chattel paper unless such instrument or chattel paper has theretofore been endorsed by such Debtor and delivered to the Agent (except to the extent the Agent specifically requests such Debtor not to do so with respect to any such instrument or chattel paper); that no surety bond was required or given in connection with said Receivable or the contracts or purchase orders out of which the same arose; that the amount of the Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business if such Receivable is an account and that the amount of such Receivable represented as owing is not disputed and is not subject to any set-offs, credits, deductions or countercharges other than those arising in the ordinary course of such Debtor's business which are disclosed to the Agent in writing promptly upon such Debtor becoming aware thereof. Without limiting the foregoing, if any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, each Debtor agrees to notify the Agent and execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute).

     (b) Each Debtor shall keep all of its books and records relating to the Receivables only at its chief executive office described in Section 3(b) hereof.

     (c) Unless and until an Event of Default occurs, any merchandise which is returned by a customer or account debtor or otherwise recovered may be resold by the Debtors in the ordinary course of their respective businesses in accordance with Section 5(b) hereof; after an Event of Default occurs, such merchandise shall be set aside and held by each of the Debtors as trustee for the Agent and the Lenders and shall remain part of the Agent's Collateral. Unless and until an Event of Default occurs, each Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business and otherwise for amounts and on terms which such Debtor considers advisable. However, after an Event of Default has occurred and unless the Agent requests otherwise, each Debtor shall notify the Agent promptly of all returns and recoveries and on request deliver the merchandise to the Agent. After an Event of Default has occurred and unless the Agent requests otherwise, each Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Agent or the Lenders, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business shall be granted to any customer or account debtor and no returns of merchandise shall be accepted by such Debtor without the Agent's consent. The Agent may, at all times after such an Event of Default has occurred, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

     (d) From time to time, as the Agent may request of any Debtor, such Debtor shall provide the Agent with schedules describing all Receivables created or acquired by such Debtor, provided, however, that the failure of such Debtor to execute and deliver such schedules shall not affect or limit the Agent's security interest or other rights in and to any such Receivables. Together with each schedule, each Debtor shall if requested by the Agent, furnish copies of customers' invoices or the equivalent, and original shipping or delivery receipts, for all merchandise sold, and each Debtor warrants the genuineness thereof.

     SECTION 5. COLLECTION OF RECEIVABLES. (a) Except as otherwise provided in this Agreement or the Credit Agreement each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

     (b) Whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5 and whether or not any Event of Default has occurred, at the request of the Agent, such Debtor shall instruct all account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of the Agent and which are maintained at post offices in Chicago, Illinois selected by the Agent.

     (c) Whether or not any Event of Default has occurred and whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, in the event the Agent requests any Debtor to do so, all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with the Agent.

     (d) Upon the occurrence and during the continuance of an Event of Default, the Agent or its designee may notify any Debtor's customers or account debtors that Receivables have been assigned to the Agent or of the Agent's security interest therein and either in its own name, or such Debtor's or both, demand, collect (including without limitation through a lockbox analogous to that described in Section 5(b) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

     (e) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b), 5(c) or 5(d) hereof shall be handled and administered by the Agent in and through a remittance account maintained at the Agent (such remittance account to constitute a special restricted account for purposes of Section
4.2 of the Credit Agreement), and each Debtor acknowledges that the maintenance of such remittance account by the Agent is solely for the Agent's own convenience and that such Debtor does not have any right, title or interest in such remittance account or any amounts at any time standing to the credit thereof. The Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in accordance with Section 3 of the Credit Agreement. Except for purposes of computing interest on the Obligations in accordance with Section
3.7 of the Credit Agreement, the Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Agent has received final payment therefor at its office in cash or final solvent credits current in Chicago, Illinois, acceptable to the Agent as such. However, if the Agent does give credit for any item prior to receiving final payment therefor and the Agent fails to receive such final payment or an item is charged back to the Agent for any reason, the Agent may at its election in either instance charge the amount of such item back against the remittance account, together with interest thereon at the Default Rate. Each Debtor shall accompany each transmission of any proceeds of Receivables or other Collateral to the Agent with a report in such form as the Agent shall require identifying the particular Receivable or other Collateral from which the same arises or relates. The Debtors hereby jointly and severally indemnify the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and attorney's fees suffered or incurred by the Agent or the Lenders because of the maintenance of the foregoing arrangements. The Agent and the Lenders shall have no liability or responsibility to any Debtor for accepting any check, draft or other order for payment of money bearing the legend "PAYMENT IN FULL" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

     SECTION 6. SPECIAL PROVISIONS RE: INVESTMENT PROPERTY. (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Agent pursuant to Section 9(e) hereof:

          (i) Each Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to the Investment Property or any part thereof owned or held by it, for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing or otherwise relating to any Obligations; and

          (ii) Each Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of the Investment Property owned or held by it.

     (b) Certificates for all securities now or at any time constituting Investment Property hereunder shall be promptly delivered by the relevant Debtor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, and, with respect to any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, the relevant Debtor shall execute and deliver, and shall cause any such intermediary to execute and deliver, an agreement among such Debtor, the Agent, and such intermediary in form and substance satisfactory to the Agent which provides, among other things, for the intermediary's agreement that it will comply with entitlement orders, and apply any value distributed on account of any Investment Property maintained in an account with such intermediary, as directed by the Agent without further consent by such Debtor at any time after the occurrence of any Event of Default; PROVIDED, HOWEVER, that, prior to the existence of an Event of Default and thereafter until otherwise required by the Agent or the Required Lenders, a Debtor shall not be required to deliver any such certificates or cause any such agreement to be entered into with the relevant financial intermediary if and so long as
(i) the fair market value of any such Investment Property held by such Debtor is less than $50,000 and (ii) the aggregate fair market value of all such Investment Property held by the Debtors and not subject to the control (as such term is defined in the Code) of the Agent under the Collateral Documents is less than $250,000 at any one time outstanding. The Agent may at any time after the occurrence of an Event of Default cause to be transferred into its name or the name of its nominee or nominees any and all of the Investment Property hereunder.

     (c) Unless and until an Event of Default has occurred and is continuing, each Debtor may sell or otherwise dispose of any Investment Property to the extent permitted by the Credit Agreement, PROVIDED that no Debtor shall sell or otherwise dispose of any capital stock or other equity interests in any other Debtor or any direct or indirect Subsidiary of any Debtor without the Agent's prior written consent except as expressly permitted by the

Credit Agreement. During the existence of any Event of Default, no Debtor shall sell or otherwise dispose of all or any part of the Investment Property without the prior written consent of the Agent.

     (d) Each Debtor represents that on the date of this Agreement, none of the Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent such Debtor has delivered to the Agent a duly executed and completed Form U-1 with respect to such stock. If at any time the Investment Property or any part thereof consists of margin stock, the relevant Debtor shall promptly so notify the Agent and deliver to the Agent a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Agent in form and substance satisfactory to the Agent.

     (e) Notwithstanding anything to the contrary contained herein, in the event any Investment Property is subject to the terms of a separate security agreement (including, without limitation, the Pledge Agreement bearing even date herewith relating to the equity interests issued by certain of the Debtors hereunder) in favor of the Agent, the terms of such separate security agreement shall govern and control unless otherwise expressly stated therein or agreed to in writing by the Agent and the Lenders.

     (f) In the event of any irreconcilable inconsistencies between this Agreement and the Credit Agreement regarding the administration of collections on Receivables, the provisions of the Credit Agreement shall govern.

     SECTION 7. SPECIAL PROVISIONS RE: INVENTORY AND EQUIPMENT. (a) Except as expressly permitted by the Credit Agreement, each Debtor will at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and without limiting the foregoing make all necessary and proper repairs, replacements and additions to the Equipment so that the efficiency thereof shall be fully preserved and maintained.

     (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume and sell its Inventory in the ordinary course of its business as presently conducted, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by any Debtor.

     (c) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell or otherwise dispose of Equipment as and to the extent permitted by Section 8.18 of the Credit Agreement.

     (d) As of the time any Inventory or Equipment becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to any and all of its Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory and

Equipment and that all of such Inventory and Equipment is located at a location set forth pursuant to Section 3(b) hereof. Each Debtor warrants and agrees that no Inventory is or will be consigned to any other person without the Agent's prior written consent.

     (e) Each Debtor shall at its own cost and expense cause the lien of the Agent in and to any portion of its Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and shall cause all such certificates of title and evidences of lien to be deposited with the Agent unless otherwise permitted by the Required Lenders in their sole discretion; PROVIDED THAT no Debtor shall be obligated to cause the Agent's lien to be so noted or to deliver any such certificate of title to the Agent to the extent such certificate is held by another Lender with a purchase money security interest permitted by the Credit Agreement on the Collateral represented by such certificate.

     (f) Each Debtor shall at its own cost and expense cause any certificate of title evidencing any of the Collateral to be amended to reflect the current and correct name of such Debtor as and when required by applicable law, but in any event no later than such date on which such Debtor must renew its registration of such Collateral under applicable law. Each Debtor shall cause the lien of the Agent in such Collateral to continue to be duly noted on such amended or reissued certificate of title.

     (g) Except for Equipment from time to time located on the real estate described on Schedule C attached hereto and as otherwise disclosed to the Agent in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

     (h) If any of its Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the appropriate Debtor to the Agent.

     SECTION 8. POWER OF ATTORNEY. In addition to any other powers of attorney contained herein, each Debtor appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney in fact, with full power to endorse such Debtor's names on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Agent's possession, to sign such Debtor's names on any invoice or bill of lading relating to any Receivables, on drafts against customers, on schedules and assignments of Receivables, on notices of assignment, on public records, on verifications of accounts and on notices to customers, to send requests for verification of Receivables to customers or account debtors, to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Debtor and to do all other things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agree that neither the Agent nor any such attorney nor any Lender will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their own gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and any commitment of the Lenders to extend credit constituting Obligations has terminated. The Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without any Debtor's signature appearing thereon. Each Debtor also hereby grants the Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to any Debtor, which power of attorney is coupled with an interest and is irrevocable until the Obligations have been fully satisfied and any commitment of the Lenders to extend credit constituting Obligations to the Borrowers, or any of them individually, has terminated. Agent agrees that it will not exercise the power of attorney hereby granted in a manner inconsistent with the provisions of the Credit Agreement.

     SECTION 9. DEFAULTS AND REMEDIES. (a) The occurrence of any event or the existence of any condition which is specified as an Event of Default under the Credit Agreement shall constitute an "EVENT OF DEFAULT" hereunder.

     (b) Upon the occurrence of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In addition to all other sums due the Agent and the Lenders hereunder, the Debtors jointly and severally agree to pay to the Agent and the Lenders all costs and expenses incurred by the Agent and the Lenders, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or Obligations or in the prosecution or defense of any action or proceeding by or against the Agent or such Lender or the Debtors or any of them concerning any matter arising out of or connected with this Agreement or the Collateral or Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. Any requirement of reasonable notice to any Debtor shall be met if such notice made to the Company in accordance with Section 13.8 of the Credit Agreement. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     (c) Without in any way limiting the foregoing, during the existence of any Event of Default, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on each Debtor's premises (each Debtor hereby agreeing to lease warehouses without cost or expense to the Agent or its designee if the Agent so requests) or to remove its Collateral or any part thereof to such other places as the Agent may desire. During the existence of any Event of Default, the Agent shall have the right to exercise any and all rights with respect to deposit accounts of any Debtor maintained with the Agent or any Lender, including, without limitation, the right to collect, withdraw and receive all amounts due or to become due or payable under each such deposit account. During the existence of any Event of Default, each Debtor shall, upon the Agent's demand, assemble its Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining stock records.

     (d) Without in any way limiting the foregoing, each Debtor hereby grants to the Agent and the Lenders a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Lenders on all or any part of the Collateral, provided that the license granted hereunder shall not include any rights in any license agreement under which the relevant Debtor is licensee which, by its terms, prohibits the license contemplated by this Section. The license and right granted the Agent and the Lenders hereby shall be without any royalty or fee or charge whatsoever.

     (e) Without in any way limiting the foregoing, during the existence of any Event of Default, all rights of a Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 6(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 6(a)(ii) hereof, shall, at the option of the Agent, cease and thereupon become vested in the Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property and/or to receive and retain the distributions which such Debtor would otherwise have been authorized to retain pursuant to Section 6(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if the Agent were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer Agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. Without limiting the foregoing, during the existence of any Event of Default, the Agent may, by written demand, direct any securities intermediary, commodities intermediary, or other financial intermediary at any time holding any Investment Property, or any issuer thereof, to deliver such Collateral, or any part thereof, and/or liquidate such

Collateral, or any party thereof, and deliver the proceeds therefrom to the Agent. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

     (f) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of Investment Property in its possession if such Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property consisting of similar type assets, it being understood, however, that the Agent shall have no responsibility for ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any such Collateral, whether or not the Agent has or is deemed to have knowledge of such matters. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of any Debtor in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. The Agent shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or initiating any action to protect the Collateral against the possibility of a decline in market value. Neither the Agent or any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

     (g) Failure by the Agent or any Lender to exercise any right, remedy or option under this Agreement or any other agreement between the Debtors or any of them and the Agent or any Lender or Lenders or provided by law, or delay by the Agent or any Lender in exercising the same, shall not operate as a waiver; no waiver shall be effective unless it is in writing, signed by the party against whom enforcement of the waiver is sought and then only to the extent specifically stated. Neither the Agent, any Lender nor any party acting as attorney for the Agent or such Lender, shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the Credit Agreement.

     SECTION 10. APPLICATION OF PROCEEDS. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Obligations in accordance with the terms of the Credit Agreement. The Debtors shall remain liable to the Agent and the Lenders for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Debtors or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

     SECTION 11. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and any commitment to extend any credit constituting Obligations to the Borrowers, or any of them individually, shall have terminated. Upon such termination of this Agreement, the Agent shall, upon the request of the Debtors, execute and deliver to such Debtors a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Debtors, against receipt and without recourse to the Agent, such of the Collateral as may be in the possession of the Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement or the Credit Agreement.

     SECTION 12. PRIMARY SECURITY; OBLIGATIONS ABSOLUTE. The lien and security herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and any commitment to extend credit constituting Obligations to the Borrowers, or any of them individually, shall have terminated. Each Debtor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Lender or any holder of any of the Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof or of any obligor thereon. The Lenders may at their discretion at any time grant credit to the Borrowers, or any of them individually, without notice to any Debtor in such amounts and on such terms as the Lenders may elect (all of such to constitute additional Obligations) without in any manner impairing the lien and security hereby created and provided for. No release, compromise or discharge of any Debtor hereunder or with respect to any of the Obligations or any Collateral provided by such Debtor shall release or discharge, or impair the agreements of, any other Debtor hereunder or in any manner impair the liens and security interests granted by any other Debtor hereunder; and the Agent may proceed against the Collateral provided hereunder by any one or more of the Debtors without proceeding against any or all of the other Debtors, their respective properties or any other security or guaranty whatsoever. Without limiting the generality of the foregoing, the Agent (acting at the direction of the Lenders) may at any time or from time to time release any Debtor from its obligations hereunder or release any Collateral or effect any compromise with any Debtor, and no such release or compromise shall in any manner impair or otherwise effect the liens granted by, or the obligations of, the other Debtors hereunder. In order to foreclose or otherwise realize hereon and to exercise the rights granted the Agent hereunder and under applicable law as against any Debtor or any Collateral in which such Debtor has rights, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Obligations at any time to first resort for payment to the Borrowers, or any of them individually, or any other Debtor or any other Person, its property or estate or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this instrument as against any Debtor or any Collateral in which such Debtor has rights, irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     SECTION 13. THE AGENT. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders concerning the perfection of the security interest granted hereunder or in the value of any of the Collateral.

     SECTION 14. MISCELLANEOUS. (a) This Agreement cannot be changed or terminated orally. All of the rights, privileges, remedies and options given to the Agent and the Lenders hereunder shall inure to the benefit of their respective successors and assigns, and all the terms, conditions, promises, covenants, representations and warranties of and in this Agreement shall bind each Debtor and its legal representatives, successors and assigns, provided that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of Sections 13.11 and 13.12 of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of the Credit Agreement. Each Debtor hereby releases the Agent and each Lender from any liability for any act or omission relating to its Collateral or this Agreement, except the Agent's or such Lender's gross negligence or willful misconduct.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Debtor when given to the Borrowers in accordance with Section 13.8 of the Credit Agreement, or if to the Agent or any Lender, when given to such party in accordance with Section 13.8 of the Credit Agreement.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure against any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the ratable benefit of the Lenders.

     (d) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

     (e) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by the internal laws of the State of Illinois (without regard to the principles of conflicts of law). All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (f) This Agreement may be executed in any number of counterparts, each constituting an original, but all together one and the same instrument. Each Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Debtor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

     (g) THE AGENT AND THE DEBTORS AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT EACH OF THE AGENT AND THE DEBTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. EACH OF THE DEBTORS WAIVES IN ALL DISPUTES ANY OBJECTION THAT SUCH DEBTOR MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE OR ANY OBJECTION THAT SUCH DEBTOR MAY HAVE THAT ANY OTHER PARTY HAS NOT BEEN JOINED IN SUCH PROCEEDING. EACH OF THE DEBTORS AGREES THAT THE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH AND ANY OF THE DEBTORS OR THEIR COLLATERAL IN A COURT IN ANY LOCATION TO ENABLE THE AGENT TO REALIZE ON THE COLLATERAL, OR TO ENFORCE A

JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT, WHETHER OR NOT PROCEEDING SEPARATELY AGAINST ANY DEBTOR AND ITS PROPERTY OR JOINTLY AGAINST THE BORROWER AND ANY ONE OR MORE OF THE DEBTORS AND THEIR PROPERTY. EACH OF THE DEBTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH.

                             [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the Debtors have caused this Agreement to be duly executed as of the date first above written.


                                    DEBTORS:

                                    PLATINUM ENTERTAINMENT, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    INTERSOUND, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    LEXICON MUSIC, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    CGI RECORDS, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    RIVER NORTH RECORDS, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    LIGHT RECORDS, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President

                                    THE RECORDING EXPERIENCE, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    PEG PUBLISHING, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    JUSTMIKE MUSIC, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President


                                    ROYCE PUBLISHING, INC.

                                    By   /s/ Steven Devick
                                      ------------------------------------
                                      Its:  President

     Accepted and agreed to as of the date first above written.


                                    BANK OF MONTREAL, as Agent as aforesaid
                                      for the Lenders


                                    By   /s/ Jeffrey Titus
                                      ------------------------------------
                                      Its  /s/ Director
                                         ---------------------------------

                                      SCHEDULE A


     COLUMN 1                    COLUMN 2                  COLUMN 3                 COLUMN 4


  NAME OF DEBTOR                  CHIEF                ADDITIONAL PLACES           LOCATION OF
 (AND FEDERAL TAX               EXECUTIVE                OF BUSINESS               COLLATERAL
  I.D. NUMBER)                   OFFICE                                             OR DEBTOR

Platinum Entertainment,   2001 Butterfield Road             None             2001 Butterfield Road
  Inc.                    Suite 1400                                         Suite 1400
Tax ID #36-3802328        Downers Grove, IL 60515                            Downers Grove, IL 60515


                                                                             5020 Chase Street
                                                                             Downers Grove, IL 60515


                                                                             Federal Whalen Moving
                                                                             and Storage
                                                                             920 Larch Avenue
                                                                             Elmhurst, IL 60126


                                                                             1227 16th Avenue South
                                                                             Nashville, TN  37212


Lexicon Music, Inc.       2001 Butterfield Road             None             2001 Butterfield Road
Tax ID #36-3883507        Suite 1400                                         Suite 1400
                          Downers Grove, IL 60515                            Downers Grove, IL 60515


Intersound, Inc.          2001 Butterfield Road             None             2001 Butterfield Road
Tax ID #36-3811050        Suite 1400                                         Suite 1400
                          Downers Grove, IL 60515                            Downers Grove, IL 60515


                                                                             4100 Spring Valley Road
                                                                             Suite 800
                                                                             Dallas, TX 75244


                                                                             1 Select Avenue, Unit 10
                                                                             Scarborough, Ontario
                                                                             M1V 5J3


                                                                             11810 Wills Road
                                                                             Suite 110
                                                                             Alpharetta, GA 30201


                                                                             10 Columbus Blvd.
                                                                             Suite 219
                                                                             Hartford, CT 06106


     COLUMN 1                    COLUMN 2                  COLUMN 3                 COLUMN 4


  NAME OF DEBTOR                  CHIEF                ADDITIONAL PLACES           LOCATION OF
 (AND FEDERAL TAX               EXECUTIVE                OF BUSINESS               COLLATERAL
  I.D. NUMBER)                   OFFICE                                             OR DEBTOR


                                                                             333 Washington Ave. No.
                                                                             Suite 306 & 308
                                                                             Minneapolis, MN 55401


CGI Records, Inc.         2001 Butterfield Road             None             2001 Butterfield Road
Tax ID #36-3811049        Suite 1400                                         Suite 1400
                          Downers Grove, IL 60515                            Downers Grove, IL 60515


River North Records,      2001 Butterfield Road             None             2001 Butterfield Road
  Inc.                    Suite 1400                                         Suite 1400
Tax ID #36-3812687        Downers Grove, IL 60515                            Downers Grove, IL 60515


Light Records, Inc.       2001 Butterfield Road             None             2001 Butterfield Road
Tax ID #36-3811041        Suite 1400                                         Suite 1400
                          Downers Grove, IL 60515                            Downers Grove, IL 60515


The Recording             2001 Butterfield Road             None             2001 Butterfield Road
  Experience, Inc.        Suite 1400                                         Suite 1400
Tax ID #36-3811040        Downers Grove, IL 60515                            Downers Grove, IL 60515


Peg Publishing, Inc.      2001 Butterfield Road             None             2001 Butterfield Road
Tax ID #36-3811043        Suite 1400                                         Suite 1400
                          Downers Grove, IL 60515                            Downers Grove, IL 60515


JustMike Music, Inc.      2001 Butterfield Road             None             2001 Butterfield Road
Tax ID #36-3811046        Suite 1400                                         Suite 1400
                          Downers Grove, IL 60515                            Downers Grove, IL 60515


Royce Publishing, Inc.    2001 Butterfield Road             None             2001 Butterfield Road
Tax ID #36-3811044        Suite 1400                                         Suite 1400
                          Downers Grove, IL 60515                            Downers Grove, IL 60515


                                  SCHEDULE B

                                  TRADENAMES



         DEBTOR                              TRADENAMES

         Platinum Entertainment, Inc.        none

         Intersound, Inc.                    none

         Lexicon Music, Inc.                 none

         CGI Records, Inc.                   none

         River North Records, Inc.           none

         Light Records, Inc.                 none

         The Recording Experience, Inc.      none

         Peg Publishing, Inc.                none

         JustMike Music, Inc.                none

         Royce Publishing, Inc.              none

                                  SCHEDULE C

                       REAL ESTATE LEGAL DESCRIPTIONS


                                    NONE

                                 SCHEDULE D

                ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT

     This Agreement dated as of this 12th day of December, 1997 from [NEW DEBTOR], a ______________ corporation (the "NEW DEBTOR"), to Bank of Montreal ("BMO"), a chartered bank of Canada, as Agent for the Lenders (defined in the Security Agreement hereinafter identified and defined) (BMO acting as such Agent and any successor or successors to BMO in such capacity being hereinafter referred to as the "AGENT");

                             WITNESSETH THAT:

     WHEREAS, certain parties have executed and delivered to the Agent that certain Security Agreement dated as of December 12, 1997 or supplements thereto (such Security Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the "SECURITY AGREEMENT") pursuant to which such parties (the "EXISTING DEBTORS") have granted to the Agent for the ratable benefit of the Lenders a security interest in such Existing Debtor's accounts, inventory, general intangibles, equipment and certain other properties, rights, interests and privileges to secure, among other things, any and all indebtedness, obligations and liabilities of Platinum Entertainment, Inc. (the "COMPANY") and Intersound, Inc. ("INTERSOUND"; the Company and Intersound collectively referred to herein as the "BORROWERS") to the Agent and the Lenders; and

     WHEREAS, the Company provides the New Debtor with substantial financial, managerial, administrative, technical and design support and the New Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Lenders to the Borrowers;

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, the New Debtor hereby agrees as follows:

     1. The New Debtor acknowledges and agrees that it shall become a "Debtor" party to the Security Agreement effective upon the New Debtors' execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms "Debtor" or "Debtors" shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a security interest), covenants, agreements, representations and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, the New Debtor does hereby grant to the Agent for the ratable benefit of the Lenders, and hereby agrees that the Agent has and shall continue to have for the ratable benefit of the

Lenders a continuing security interest in, among other things, all of the New Debtor's Receivables, general intangibles, Inventory, Equipment and all of the other Collateral described in the granting clauses of Section 1 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Security Agreement.

     2. Schedule A of the Security Agreement shall be amended by adding the following information thereto:


                                                                    ADDITIONAL
                LOCATIONS OF    CHIEF EXECUTIVE   CHIEF PLACE OF    PLACES OF
DEBTOR          COLLATERAL      OFFICE            BUSINESS          BUSINESS

[NEW DEBTOR].
               -------------    ---------------   --------------   ------------


     3. The New Debtor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

     4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term "Debtor" or "Debtors" and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

     5. The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

     6. No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

     7. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law) in which state it shall performed by the New Debtor.


                                     [NEW DEBTOR]


                                     By:
                                        -----------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                      -3-